SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 28, 2009
Date of Report (Date of earliest event reported)

MEZABAY INTERNATIONAL, INC.
(FORMERLY, CARDTREND INTERNATIONAL INC.)
(Exact name of registrant as specified in its charter)

Nevada	000-30013
(State or other jurisdiction	(Commission File Number)
of incorporation)	Identification No.)

800 5thAvenue, Suite 4100
Seattle, Washington 98104
(Address of principal executive offices, including zip code)

(206) 447-1379
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 23, 2009, we entered into an agreement with Ng King Kau (AKKU@) wherein by mutual agreement, KKU=s employment contract was terminated.  At the time of the termination, KKU was owed at total of $303,729.49.  We agreed to issued KKU 37,966,186 restricted shares of common stock in full satisfaction of the foregoing indebtedness.  Further, it was mutually agreed that all vested and unvested options be cancelled.  A mutual release of all claims was included in the termination agreement.

On September 23, 2009, we entered into an agreement with Low Kok Keng (ALKK@) wherein by mutual agreement, LKK=s employment contract was terminated.  At the time of the termination, LKK was owed at total of $263,966.32.  We agreed to issued LKK 32,999,540 restricted shares of common stock in full satisfaction of the foregoing indebtedness.  Further, it was mutually agreed that all vested and unvested options be cancelled.  A mutual release of all claims was included in the termination agreement.

On September 23, 2009, we entered into an agreement with Chen Yu Hua (ACYH@) wherein by mutual agreement, CYH=s employment contract was terminated.  At the time of the termination, CYH was owed at total of $332,548.74.  We agreed to issued CYH 41,568,593 restricted shares of common stock in full satisfaction of the foregoing indebtedness.  Further, it was mutually agreed that all vested and unvested options be cancelled.  A mutual release of all claims was included in the termination agreement.

On September 23, 2009, we entered into an agreement with Wong Chee Leong (AWCL@) wherein by mutual agreement, WCL=s employment contract was terminated.  At the time of the termination, WCL was owed at total of $173,110.27.  We agreed to issued WCL 17,138,784 restricted shares of common stock in full satisfaction of the foregoing indebtedness.  Further, it was mutually agreed that all vested and unvested options be cancelled.  A mutual release of all claims was included in the termination agreement.

On September 23, 2009, we entered into an agreement with Katherine Yoke-Lin Tung (AYLT@) wherein by mutual agreement, YLT=s service contract was terminated.  At the time of the termination, YLT was owed at total of $1,533.33.  We agreed to issued YLT 191,667 restricted shares of common stock in full satisfaction of the foregoing indebtedness.  Further, it was mutually agreed that all vested and unvested options be cancelled.  A mutual release of all claims was included in the termination agreement.

On September 23, 2009 we entered into an employment contract with Shoon Hau Tsin (AShoon@) wherein we retained Shoon as chief executive officer for a period of three years with a base salary of $10,000.00 per month plus annual increases as determined by the board of directors.  Under the agreement, we agreed to pay Shoon for expenses Shoon incurs in conjunction with Shoon=s employment, including but not limited to housing, work location, and Malaysian taxes.  Further, the agreement provides for holiday and annual vacation leave.  The agreement also contains provisions for termination by either party and resignation by Shoon.

On September 23, 2009 we entered into an employment contract with Tey Yong Qing (AQing@) wherein we retained Qing as chief operating officer for a period of three years with a base salary of $5,000.00 per month plus annual increases as determined by the board of directors.  Under the agreement, we agreed to pay Qing for expenses Qing incurs in conjunction with Qing=s employment, including but not limited to housing, work location, and Malaysian taxes.  Further, the agreement provides for holiday and annual vacation leave.    The agreement also contains provisions for termination by either party and resignation by Qing.

On September 23, 2009 we entered into an employment contract with Thum May Yin (AYin@) wherein we retained Yin as chief financial officer for a period of three years with a base salary of $5,000.00 per month plus annual increases as determined by the board of directors.  Under the agreement, we agreed to pay Yin for expenses Yin incurs in conjunction with Yin=s employment, including but not limited to housing, work location, and Malaysian taxes.  Further, the agreement provides for holiday and annual vacation leave.    The agreement also contains provisions for termination by either party and resignation by Yin.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On September 23, 2009, we entered into an agreement with Ng King Kau (AKKU@) wherein by mutual agreement, KKU=s employment contract was terminated.  At the time of the termination, KKU was owed at total of $303,729.49.  We agreed to issued KKU 37,966,186 restricted shares of common stock in full satisfaction of the foregoing indebtedness.  Further, it was mutually agreed that all vested and unvested options be cancelled.  A mutual release of all claims was included in the termination agreement.

On September 23, 2009, we entered into an agreement with Low Kok Keng (ALKK@) wherein by mutual agreement, LKK=s employment contract was terminated.  At the time of the termination, LKK was owed at total of $263,966.32.  We agreed to issued LKK 32,999,540 restricted shares of common stock in full satisfaction of the foregoing indebtedness.  Further, it was mutually agreed that all vested and unvested options be cancelled.  A mutual release of all claims was included in the termination agreement.

On September 23, 2009, we entered into an agreement with Chen Yu Hua (ACYH@) wherein by mutual agreement, CYH=s employment contract was terminated.  At the time of the termination, CYH was owed at total of $332,548.74.  We agreed to issued CYH 41,568,593 restricted shares of common stock in full satisfaction of the foregoing indebtedness.  Further, it was mutually agreed that all vested and unvested options be cancelled.  A mutual release of all claims was included in the termination agreement.

On September 23, 2009, we entered into an agreement with Wong Chee Leong (AWCL@) wherein by mutual agreement, WCL=s employment contract was terminated.  At the time of the termination, WCL was owed at total of $173,110.27.  We agreed to issued WCL 17,138,784 restricted shares of common stock in full satisfaction of the foregoing indebtedness.  Further, it was mutually agreed that all vested and unvested options be cancelled.  A mutual release of all claims was included in the termination agreement.

On September 23, 2009, we entered into an agreement with Katherine Yoke-Lin Tung (AYLT@) wherein by mutual agreement, YLT=s service contract was terminated.  At the time of the termination, YLT was owed at total of $1,533.33.  We agreed to issued YLT 191,667 restricted shares of common stock in full satisfaction of the foregoing indebtedness.  Further, it was mutually agreed that all vested and unvested options be cancelled.  A mutual release of all claims was included in the termination agreement.

ITEM 2.01           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

(a)        Completion of Acquisition

As used in this report, "we", "us", "our", “Mezabay” and the "Company" refer to Mezabay International, Inc. (formerly, Cardtrend International Inc.), a Nevada corporation.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 30, 2009 (prior to the completion of the acquisition disclosed herein) by each director, officer, affiliate and person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common and/or preferred stock.

Where the Number of Shares Beneficially Owned includes shares which may be purchased upon the exercise of outstanding stock options and warrants which are or within sixty days will become exercisable (“presently exercisable options” and “presently exercisable warrants”, respectively) and the shares which may be issued upon the conversion of the shares of preferred stock which are or within sixty days will become convertible (“presently convertible preferred shares”), the percentage of class of common stock reported in this column has been calculated assuming the exercise of such options and warrants and the conversion of such preferred shares. The percentages below for the class of common stock are calculated based on the sum of 678,289,228 shares of our common stock issued and outstanding as of August 30, 2008 plus presently exercisable options and presently exercisable warrants directly owned by the officers and directors as of August 30, 2009 totaling 5,240,000 and 7,040,611, respectively, which is equal to 690,569,839. There was no share of preferred stock issued and outstanding as of August 30, 2009. The number of authorized shares of common stock and preferred stock as at August 30, 2009 was 1,500,000,000 and 10,000,000 respectively.

Name and address of	Amount and nature of	Percent
Beneficial Owner	Beneficial Ownership	Of Class
Officers and Directors:(1)

Ng King Kau (2)	85,450,925 common stock	12.37%

Low Kok Keng (3)	73,269,130 common stock	10.61%

Katherine YL Tung (4)	9,515,232 common stock	1.38%

Choo Jee Sam (5)	69,642,640 common stock	10.08%

Wong Chee Leong (6)	20,180,340 common stock	2.93%

Chen Yu Hua (7)	43,438,684 common stock	6.29%

All Officers and Directors as a Group (6 Persons) (8)	301,496,951 common stock	43.66%

(1)
The address for each of the Company's directors and executive officers as of August 30, 2009 was the Company's principal offices, Cardtrend International, Inc. 800 5th Avenue, Suite 4100, Seattle, WA 98104.

(2)	The shares comprised 83,690,925 directly owned shares of common stock and 1,760,000 shares of common stock if exercised under presently exercisable options.

(3)
The shares comprised 71,939,130 shares of common stock (67,939,130 directly owned shares and 4,000,000 shares owned by spouse as to which Mr. Low disclaims his beneficial ownership) and 1,330,000 shares of common stock if exercised under presently exercisable options.

(4)	The shares comprised 9,415,233 directly owned shares of common stock and 100,000 shares of common stock if exercised under presently exercisable option.

(5)
The shares comprised 62,102,029 directly owned shares of common stock, 7,040,611 shares of common stock if exercised under presently exercisable warrants and 500,000 shares of common stock if exercised under presently exercisable options.

(6)	The shares comprised 19,380,340 directly owned shares of common stock and 800,000 shares of common stock if exercised under presently exercisable options.

(7)	The shares comprised 42,688,684 directly owned shares of common stock and 750,000 shares of common stock if exercised under presently exercisable options.

(8)
The shares comprised 289,216,340 shares of common stock, 5,240,000 shares of common stock if exercised under presently exercisable options and 7,040,611 shares of common stock if exercised under presently exercisable warrants, directly owned by all the directors and officers as a Group.

On September 11, 2009, the Company, Gaeawave Sdn. Bhd., a company incorporated in Malaysia ("Gaeawave"), Tey Yong Qing, and Chai Kok Wai, the shareholders of Gaeawave, entered into a Share Exchange Agreement (the "Agreement") to exchange for 100% of their capital stock of Gaeawave for the issuance by the Company of 10,000,000 shares of Series D Convertible Preferred Stock (the "Series D Preferred Stock") to Tey Yong Qing and Chai Kok Wai (collectively referred to as the “Vendors”) upon the closing of the Agreement (“Closing”).

The shares the Series D Preferred Stock will be convertible into shares of our common stock on a basis of one hundred (100) shares of our common stock for each Series D Preferred Stock based on the following schedule:

(i)	Within seven (7) days from date of Closing, 5,000,000 shares of the Series D Preferred Stock will be convertible into 500,000,000 shares of our common stock; and
(ii)
Upon the effective increase in our authorized number of shares of common stock from 1,500,000,000 to a minimum of 3,000,000,000, the remaining 5,000,000 shares of the Series D preferred Stock will be convertible into 500,000,000 shares of our common stock.

On September 14, 2009, we filed a Form 8K on the above transaction.

On September 22, 2009 (Eastern Time 9PM), the foregoing transaction was completed.

10,000,000 shares of Series D Preferred Stock have been delivered to the Vendors.

The Vendors have delivered all of the issued and outstanding capital shares of Gaeawave to the Company. As a result of the foregoing, Gaeawave is now a wholly owned subsidiary corporation of the Company and will continue to conduct its E-commerce and M-commerce businesses in Asia with a principal office in Malaysia.

The following table sets forth certain information regarding the beneficial ownership of our common stock and preferred stock as of September 23, 2009 (after the completion of the acquisition disclosed herein) by each director, officer, affiliate and person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common and/or preferred stock.

Where the Number of Shares Beneficially Owned includes shares of common stock which may be purchased upon the exercise of outstanding stock options and warrants which are or within sixty days will become exercisable (“presently exercisable options” and “presently exercisable warrants”, respectively) and the shares of common stock which may be issued upon the conversion of the shares of preferred stock which are or within sixty days will become convertible (“presently convertible preferred shares”), the percentage of class of shares of common stock reported in this column has been calculated assuming the exercises of such options and warrants and the conversion of such preferred shares. The percentages below for the class of common stock are calculated based on the sum of 974,359,908 shares of our common stock issued and outstanding as of September 23, 2008 plus 500,000,000 shares of common stock arising from the conversion of 5,000,000 presently convertible preferred shares, which is equal to 1,474,359,908. There were no presently exercisable options and presently exercisable warrants owned by any of the directors and officers of the Company as of September 23, 2009. The percentages below for the class of preferred stock are calculated based on 5,000,000 shares of preferred stock issued and outstanding as of September 23, 2009. The number of authorized shares of common stock and preferred stock was 1,500,000,000 and 10,000,000, respectively.

Name and address of	Amount and nature of	Percent
Beneficial Owner	Beneficial Ownership	Of Class
Officers and Directors (1)
Tey Yong Qing (2a)	255,000,00 common stock	17.29%
Tey Yong Qing (2b)	2,500,000 preferred stock	50.00%

Shoon Hau Tsin (3)	-	-

Thum May Yin (4)	-	-

Fan Foo Min (5)	-	-

Affiliate
Chai Kok Wai (6a)	250,000,000 common stock	16.96%
Chai Kok Wai (6b)	2,500,000 preferred stock	50.00%
All Officers, Directors and Affiliate as a Group (5 Persons) (7a)	505,000,000 common stock	34.25%
All Officers, Directors and Affiliate as a Group (5 Persons) (7b)	5,000,000 preferred stock	100.00%

Other Persons
Ng King Kau (8)	153,801,792 common stock	10.43%

Low Kok Keng (8)	125,108,354 common stock	8.48%

Chen Yu Hua (9)	100,742,553 common stock	6.83%

(1)
The address for each of the Company's directors and executive officers as of September 23, 2009 is the Company's principal offices, Cardtrend International, Inc. 800 5th Avenue, Suite 4100, Seattle, WA 98104.

(2a)
Appointed as a director on September 22, 2009 and Chief Operating Officer on September 23, 2009. The shares comprised 5,000,000 directly owned shares of common stock and 250,000,000 shares of common stock when 2,500,000 directly owned shares of presently convertible preferred stock are converted on or before September 28, 2009.

(2b)
The shares comprised only directly owned shares of preferred stock which are convertible to 250,000,000 shares of common stock when the Company’s authorized number of shares of common stock has been increased to 3,000,000,000 or more.

(3)	Appointed as a director on September 22, 2009, and Chief Executive Officer and Secretary & Treasurer on September 23, 2009.

(4)	Appointed as a director on September 22, 2009 and Chief Financial Officer on September 23, 2009.

(5)	Appointed as a director on September 22, 2009.

(6a)
One of the two equal shareholders of Gaeawave prior to it being acquired by the Company on September 22, 2009. The shares comprised only 250,000,000 shares of common stock when 2,500,000 directly owned shares of presently convertible preferred stock are converted on or before September 28, 2009. The address is A-6-1, Seri Cendekia Condo, Jalan 4/124, Taman Connaught, 56100 Cheras, Kuala Lumpur, Malaysia.

(6b)
The shares comprised only directly owned shares of preferred stock which are convertible to 250,000,000 shares of common stock when the Company’s authorized number of shares of common stock has been increased to 3,000,000,000 or more.

(7a)
The shares comprised 5,000,000 shares of common stock and 500,000,000 shares of common stock when presently convertible shares are converted on or before September 30, 2009, directly owned by the directors, officers and the affiliate as a group.

(7b)
The shares comprised 5,000,000 shares of preferred stock which are convertible to 500,000,000 shares of common stock when the Company’s number of authorized shares of common stock has been increased to 3,000,000,000 or more, directly owned by the directors, officers and the affiliate as a group.

(8)
Resigned as a director and Chief Executive Officer on September 23, 2009, and the shares comprised only directly owned shares of common stock. All previously vested and un-vested options were cancelled on September 23, 2009. The current address is 7, Persiaran Damansara Endah, Damansara Heights, 50490 Kuala Lumpur, Malaysia.

(9)
Resigned as a director and Chief Operating Officer on September 23, 2009, and the shares comprised only directly owned shares of common stock. All previously vested and un-vested options were cancelled on September 23, 2009.The current address is 35, Jalan USJ 5/4, 47610 Subang UEP, Selangor, Malaysia.

(10)
Resigned as a director and Chief Officer – Greater China on September 23, 2009, and the shares comprised only directly owned shares of common stock. All previously vested and un-vested options were cancelled on September 23, 2009. The current address is Room 1608, East Tower, No. 13, XinChengNam Street, TienHeDong Road, Guangzhou, China.

(b)       Disposition of Assets

On September 15, 2009, the directors of the Company approved the re-structuring of the Company’s subsidiaries as follows:

(i)
The 100% share equity in Payment Business Solution Sdn. Bhd., a wholly owned subsidiary of Interpay International Group Ltd., be transferred from Interpay International Group Ltd., to the Company with immediate effect (Note: Interpay International Group Ltd. is a wholly owned subsidiary of the Company and the holding company of several companies in BVI and Malaysia);

(ii)
The 100% share equity in Asia Payment Systems (Hong Kong) Ltd., Asia Payment Systems (China) Co. Ltd., Interpay International Group Ltd., and Cardtrend Systems Sdn. Bhd., Global Uplink Inc., and Cardtrend Inc., all of which are wholly owned subsidiaries of the Company, be transferred from the Company to Payment Business Solutions Sdn. Bhd. with immediate effect; and

(iii)
The business segments of the Company be re-organized as (1) E-commerce and M-Commerce Group (“EMCG”) under Gaeawave Sdn. Bhd. and (2) Payment and Loyalty Group under Payment Business Solutions Sdn. Bhd., with effect from the date of the Closing of the Share Exchange Agreement for the acquisition of 100% equity of Gaeawave Sd. Bhd.

On September 24, 2009, the directors of the Company approved the spin-off of Payment Business Solutions Sdn. Bhd. (“PBS”) as an independent company in Malaysia. Mezabay will distribute 100% of the PBS shares to Mezabay’s shareholders. Mezabay's shareholders will receive, on a pro rata basis, one (1) share of PBS common stock of par value of Malaysia Ten Sen (RM0.10) per share (equivalent to approximately US$0.028 per share) for every eighty (80) shares of Mezabay’s Common Stock and one point two five (1.25) shares of PBS common stock of par value of Malaysia Ten Sen (RM0.10) for every one (1) share of Mezabay’s Series D Preferred Stock, held on September 30, 2009 (“Record Date”), and with one share of PBS’s common stock for any fractional share of PBS’s common stock that any shareholder may be entitled to for the distribution. The distribution of the certificates for PBS shares is expected to be completed on or about November 30, 2009, subject to the approvals of the relevant regulatory authorities in Malaysia. There will be about 974.36 million shares of common stock and 10 million shares of Series D Preferred Stock issued and outstanding as at the Record Date, and hence about 24.68 million shares of PBS will be distributed.

The rationales for the spin-off of PBS are based on the belief that by enabling it to operate as an independent company will permit PBS to (i) concentrate its management efforts to take better advantage of the market opportunities in payment cards and loyalty cards related services in Asia, and (ii) to tap new equity in Asia for the expansion of its businesses in Asia and (iii) to give better returns to Mezabay’s shareholders who will become shareholders of PBS after the distribution.

PBS, after the spin-off, will become an independent public limited company (not listed in any stock exchange). After the spin-off, Mezabay will have no ownership stake in PBS and will continue to operate the E-commerce and M-Commerce Group (“EMCG”) under its wholly owned subsidiary in Malaysia, Gaeawave Sdn. Bhd. PBS, on the other hand, will continue to operate its payment and loyalty businesses through its various subsidiaries under a management team independent of the Company.

ITEM 3.02            UNREGISTERED SALES OF EQUITY SECURITIES

(a)        Issuance of Preferred Shares to Two Individuals for the Acquisition of Gaeawave Sdn. Bhd.

On September 11, 2009, the Company, Gaeawave Sdn. Bhd., a company incorporated in Malaysia ("Gaeawave"), Tey Yong Qing, and Chai Kok Wai, the shareholders of Gaeawave, entered into a Share Exchange Agreement (the "Agreement") to exchange100% of their capital stock of Gaeawave for the issuance by the Company of 10,000,000 shares of Series D Convertible Preferred Stock (the "Series D Preferred Stock") to Tey Yong Qing and Chai Kok Wai (collectively referred to as the “Vendors”) upon the closing of the Agreement (“Closing”).

The shares the Series D Preferred Stock will be convertible into shares of our common stock on a basis of one hundred (100) shares of our common stock for each Series D Preferred Stock based on the following schedule:

(i)	Within seven (7) days from date of Closing, 5,000,000 shares of the Series D Preferred Stock will be convertible into 500,000,000 shares of our common stock; and

(ii)
Upon the effective increase in our authorized number of shares of common stock from 1,500,000,000 to a minimum of 3,000,000,000, the remaining 5,000,000 shares of the Series D preferred Stock will be convertible into 500,000,000 shares of our common stock.

On September 22, 2009 (Eastern Time 9PM), the foregoing transaction was completed.

10,000,000 shares of Series D Preferred Stock have been delivered to the Vendors.

The Vendors have delivered all of the issued and outstanding capital shares of Gaeawave to the Company. As a result of the foregoing, Gaeawave is now a wholly owned subsidiary corporation of the Company.

(b)        Issuance of Common Shares to Ex-employees, Ex-officers and Ex-directors For Settlement of Salaries/Fees and Other Compensations and Loans Subsequent to August 30, 2009

On August 31, 2009, the directors of the Company approved the settlement of salaries owed to 8 ex-employees and a service provider as of August 31, 2009 by the issuance of 35,333,611 shares of the Company’s common stock under Rule 144 restriction at $0.0035 per share, for a total value of $123,667.64.

On September 10, 2009, the directors of the Company approved the issuance to 3 consultants a total of 30,000,000 shares of the Company’s common stock at $0.0021 per share, being the fees for their services for 6 months for a total value of $63,000.

On September 11, 2009, the directors of the Company approved the settlement of salaries and loans owed to 4 officers as at August 31, 2009 by the issuance of 67,244,495 shares of the Company’s common stock at a price of $0.0021 per share, for a total value of $141,213.44.

On September 23, 2009, the directors of the Company negotiated and approved the early termination of the employment contracts of King Kau Ng, Kok Keng Low, Yu Hua Cheng and Chee Leong Wong for their services as Chief Executive Officer, Chief Operating Officer, Chief Officer – Greater China, and Chief Financial officer, respectively, as well as the termination of the service contract with Katherine Yoke-Lin Tung for her service as Secretary & Treasurer. The Company and the respective ex-officers agreed that the Company to settle with restricted shares of the Company’s common stock under Rule 144 at $0.008 per share for the salaries/fees owed to them, cash pay in lieu of vacation leave up to the date of their respective resignations (except for Katherine Yoke-Lin Tung), and the compensation for early termination of their respective employment contracts, totaling $1,116,852.71. A total of 139,606,588 shares of the Company’s common stock under Rule 144 restriction were issued to the said ex-officers.

ITEM 5.01            CHANGES IN CONTROL OF REGISTRANT

Pursuant to Item 2.01 Section (a)(i) above, upon the issuance of 500,000,000 shares of the Company’s common stock within seven (7) days from the Closing date of the Share Exchange Agreement to Tey Yong Qing (“Tey”) and Chai Kok Wai,(“Chai), both being the shareholders of Gaeawave Snd. Bhd., the Malaysian incorporated company acquired by the Company as disclosed in Item 2.01 Section (a) above, Tey and Chai will each own 250,000,000 shares of the Company’s common stock, representing in aggregate about 33.91% of the enlarged capital of the Company of about 1,474,359,908 shares of common stock. In addition, pursuant to Item 2.01 Section (a)(ii) above, as and when the Company issues the remaining 500,000,000 shares of common stock to Tey and Chai, Tey and Chai will have in aggregate 1,005,000,000 shares of the Company’s common stock , representing about 50.90% of the estimated enlarged capital of the Company’s common stock of about 1,974,359,908. Together with the facts as disclosed in Item 5.02 below that (i) Tey has been appointed as a director and an officer of the Company; and (ii) the change of management team, Tey and Chai are deemed the controlling shareholders of the Company with effect from the date of issuance of the first 500,000,000 shares to them.

ITEM 5.02            DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective September 22, 2009 (Eastern Time 9PM), the following individuals were appointed as directors of the Company:

(i)
Mr. Shoon Hau Tsin, a Malaysian and a graduate from Wigan & Leigh College of UK in 1999 with a bachelor degree in Electrical and Electronic Engineering, began his career in the security and automation industry and was the General Manager of Business Development and Operations of a mobile payment company in Malaysia. Mr. Shoon resides at 30, Jalan SS 20/18, Damansara Utama, Petaling Jaya, 47400 Selangor, Malaysia.

(ii)
Mr. Tey Yong Qing, a Malaysian and a graduate from Multimedia University of Malaysia in 2007 with a Bachelor Acc (Hons) degree, began his career in the system development, project Management and e-Commerce industry with more than 4 years of proven track records and co-founded Gaeawave Sdn. Bhd. Mr. Tey resides at 110, Taman Perdana, Jalan Bakri, 84000 Muar, Johor, Malaysia.

(iii)
Mr. Fan Foo Min, a Malaysian and a graduate from Informatics College in Malaysia in 1995 with a First Class Diploma in Information Technology, began his career as a system analyst and developing business models and integrated transaction solutions for a travel agency, and pioneering the online business development and transactions system for the travel industry in Malaysia. Mr. Fan resides at 21, Jalan Perdana 2/1, Pandan Perdana, 55300, Kuala Lumpur, Malaysia.

(iv)
Ms. Thum May Yin, a Malaysian and Institute of Certified Management Accountants (“ICMA”) Level Diploma holder, began her career as an administration and accounting manager for a Malaysian company in 1991 and worked for various local and international companies in Malaysia as finance manager. Ms. Thum resides at 59/1, Jalan 35/26, Block E, Rampai Court, Setapak, 53300 Kuala Lumpur, Malaysia.

Effective September 23, 2009 (Eastern Time, 9PM), the following individuals resigned as directors and/or officers of the Company:

(i)	Mr. Jee Sam Choo as director, Member of the Audit Committee and Chairman of the Board of Director;
(ii)	Mr. King K. Ng as director, Member of the Audit Committee, President & Chief Executive Officer;
(iii)	Mr. Kok Keng Low as director, Member of the Audit Committee, Executive Vice President & Chief Operating Officer;
(iv)	Mr. Yu Hua Chen as director and Chief Officer – Greater China;
(v)	Mr. Thomas Chee Leong Wong as Chief Financial Officer; and
(vi)	Ms. Katherine Yoke-Lin Tung as Secretary & Treasurer.

None of the above ex-directors and ex-officers has any disagreement with the Company or with one another and their resignations are to pave ways for the new management team to grow the Company’s businesses in the E-Commerce and M-commerce industry.

Effective September 23 (Eastern Time 9PM), 2009, the following individuals were appointed as officers of the Company:

(i)	Mr. Shoon Hau Tsin as Chief Executive Officer, Secretary & Treasurer;
(ii)	Mr. Tey Yong Qing, as Chief Operating Officer; and
(iii)	Ms. Thum May Yin as Chief Financial Officer

On September 23, 2009 we entered into an employment contract with Shoon Hau Tsin (AShoon@) wherein we retained Shoon as chief executive officer for a period of three years with a base salary of $10,000.00 per month plus annual increases as determined by the board of directors.  Under the agreement, we agreed to pay Shoon for expenses Shoon incurs in conjunction with Shoon=s employment, including but not limited to housing, work location, and Malaysian taxes.  Further, the agreement provides for holiday and annual vacation leave.  The agreement also contains provisions for termination by either party and resignation by Shoon.

On September 23, 2009 we entered into an employment contract with Tey Yong Qing (AQing@) wherein we retained Qing as chief operating officer for a period of three years with a base salary of $5,000.00 per month plus annual increases as determined by the board of directors.  Under the agreement, we agreed to pay Qing for expenses Qing incurs in conjunction with Qing=s employment, including but not limited to housing, work location, and Malaysian taxes.  Further, the agreement provides for holiday and annual vacation leave.    The agreement also contains provisions for termination by either party and resignation by Qing.

On September 23, 2009 we entered into an employment contract with Thum May Yin (AYin@) wherein we retained Yin as chief financial officer for a period of three years with a base salary of $5,000.00 per month plus annual increases as determined by the board of directors.  Under the agreement, we agreed to pay Yin for expenses Yin incurs in conjunction with Yin=s employment, including but not limited to housing, work location, and Malaysian taxes.  Further, the agreement provides for holiday and annual vacation leave.    The agreement also contains provisions for termination by either party and resignation by Yin.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial Statements

The financial statements required by this item will be filed within 75 days of September 22, 2009.

(b)        Exhibits

Exhibit	Document Description

10.1	Agreement For Termination of King Kau Ng’s Employment Contract As Chief Executive Officer
10.2	Agreement For Termination of Kok Keng Low’s employment Contract As Chief Operating Officer
10.3	Agreement For Termination of Yu Hua Chen’s Employment Contract As Chief Officer – Greater China
10.4	Agreement For Termination of Chee Leong Wong’s Employment Contract As Chief Financial Officer
10.5	Agreement For Termination of Katherine Yoke-Lin Tung’s Service Contract As Secretary & Treasurer
10.6*	Hau Tsin Shoon’s Employment Contract
10.7*	Yong Qing Tey’s Employment Contract
10.8*	May Yin Thum’s Employment Contract

*           Employment Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEZABAY INTERNATIONAL, INC.
(FORMERLY, CARDTREND INTERNATIONAL INC.)
(Registrant)

Date: September 28, 2009	By:	SHOON HAU TSIN
Shoon Hau Tsin
Director, Chief Executive Officer, Secretary & Treasurer